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Vertical Capital Income Fund

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Your action is required. Please vote today.

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal ("Proposal 1") to approve a new investment advisory agreement between Vertical Capital Income Fund (the "Fund") and Oakline Advisors, LLC (the "Adviser") and a second proposal ("Proposal 2") to re-elect Mr. Robert Boulware to the Fund's Board of Trustees (the "Board"), at the Fund's annual meeting to be held on August 30, 2019.

The Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement between the Fund and the Adviser. The prior advisory agreement automatically terminated as a result of a change in the ownership of the Adviser as more fully described in the enclosed Proxy Statement.

In order for the Adviser to continue to provide investment management services to the Fund, the Fund's Board met at an in person meeting on May 20, 2019, and approved the new advisory agreement under which the Adviser will to continue to serve as the investment adviser to the Fund. The new advisory agreement has substantively the same terms as the current advisory agreement, including the same fee rates.

Shareholders are being ask to re-elect Mr. Boulware because of the Fund's conversion to an closed-end, exchange traded fund. Initially, the Fund's trustees were elected to indefinite terms, however upon the Fund listing its shares on the New York Stock Exchange, the Fund is be required to hold an annual meeting, where shareholders will annually elect trustees to the Fund's Board. The Fund has elected to divide its trustees into three classes for the purpose of trustee elections, which allows shareholders to elect at least one trustee per year.

We ask that you vote in favor of both Proposal 1 to approve the new advisory agreement and Proposal 2 to re-elect Mr. Boulware to the Fund's Board.

Sincerely,

Stanton P. Eigenbrodt

Secretary

Vertical Capital Income Fund

YOUR VOTE IS IMPORTANT

The enclosed Proxy Statement describes the voting process for shareholders. Shareholders will be asked to vote on the Proposals at a special shareholder meeting to take place on August 30, 2019, to be held at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 10:00 a.m., Eastern Time. While you are welcome to attend the meeting in person, voting today by proxy will save the Fund the cost of future mailings and other communications to solicit shareholder votes. We encourage you to read the enclosed Proxy Statement for more information and we thank you for voting today.

Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2019

Dear Shareholders:

The Board of Trustees of Vertical Capital Income Fund (the "Fund"), an exchange-traded closed-end fund organized as a Delaware statutory trust, has called its annual meeting of the shareholders of the Fund to be held at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 30, 2019, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement between Oakline Advisors, LLC and the Fund. No fee increase is proposed.

2.	To re-elect Robert Boulware as a Trustee of the Fund.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 20, 2019, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 30, 2019.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Stanton P. Eigenbrodt, Secretary

June 27, 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

QUESTIONS AND ANSWERS

This is a brief overview of the matter on which Vertical Capital Income Fund shareholders will be asked to vote at the shareholder meeting to be held on August 30, 2019, (the "Meeting") called by Fund's board of trustees (the "Board" or "Trustees").

Q: What is Proposal 1?

As a shareholder of record as of June 20, 2019, you are being asked to vote to approve the approval of a new investment advisory agreement between Oakline Advisors, LLC (the "Adviser") and Vertical Capital Income Fund (the "Fund") to enable the Adviser to continue to serve as the investment adviser to the Fund.

Q: Is my vote important?

Yes. While the Board has reviewed Proposal 1 (as defined below) and recommends that you authorize them to implement it, Proposal 1 cannot go forward without the approval of the shareholders of the Fund. The Fund expects to continue to contact shareholders asking them to vote until it is certain that a quorum will be reached, and the Fund may continue to contact shareholders thereafter.

Q: Will there be any changes to Fund fees and expenses under the new advisory agreement?

No. Total annual fund operating expenses borne by all shareholders are expected to remain approximately the same and under the new advisory agreement. The Adviser will receive an annual fee from the Fund, which will remain unchanged at 1.25% of the Fund's average daily net assets. The Adviser also has contractually agreed to reduce its fees and to reimburse expenses from the date of effectiveness of the new advisory agreement to 2.25%, pursuant to the same terms as the previous expense limitation agreement for at least the first year that the new advisory agreement is in place.

Q: What is Proposal 2?

Proposal 2 is the re-election of Robert Boulware as a trustee of the Fund. Mr. Boulware was initially elected to the Board of Trustees to serve an indefinite term. However, the Fund has converted from a closed-end, interval fund to a closed-end exchange traded fund. The Fund's shares are listed on the NYSE and the trustees are divided in three separate classes for the purposes of trustee elections. Each class of trustees will be voted on once every three years, with Mr. Boulware's class being the first class.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR both Proposals.

Q: Whom should I call if I have questions?

If you have questions about either Proposal described in the Proxy Statement or about voting procedures, please call the proxy information line toll free at 1-833-782-7194. If you have questions about the Fund, please call the Fund's toll free phone number 1-866-277-8243.

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Vertical Capital Income Fund

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

PROXY STATEMENT

_______________________

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 30, 2019

______________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Vertical Capital Income Fund (the "Fund") on behalf of the Fund, for use at the annual meeting of shareholders of the Fund (the "Meeting") to be held at its principal executive offices, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on August 30, 2019, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about June 27, 2019.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new advisory agreement between Oakline Advisors, LLC (the "Adviser") and the Fund (the "New Advisory Agreement"). No fee increase is proposed.
2.	To re-elect Robert Boulware as a Trustee of the Fund.
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 20, 2019, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund's most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-277-8243.

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PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN OAKLINE ADVISORS, LLC and THE FUND

Background

The primary purpose of Proposal 1 is to enable the Adviser to continue to serve as the investment adviser to the Fund. To do so, the Trustees are requesting that shareholders approve a new investment advisory agreement between the Adviser and the Fund. The Fund had historically been managed by the Adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the "Prior Advisory Agreement"). The Adviser was responsible for management of the Fund's portfolio and assuring that investments were made according to the Fund's investment objective, policies and restrictions. Approval of the new investment advisory agreement (the "New Advisory Agreement") will not raise the fees paid by the Fund or its shareholders. Likewise, the New Advisory Agreement will not result in any change in the Fund's investment objectives and strategies and the Adviser's personnel who service the Fund will remain the same. The New Advisory Agreement is similar in all material respects to the Prior Advisory Agreement with the Fund, except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in control of the Adviser. The Adviser's controlling owner is Stratera Holdings, LLC ("SH"), a privately owned investment sponsor based in Dallas, Texas. On April 14, 2019, the controlling owner of SH, Robert M. Behringer, passed away, at which time Mr. Behringer's controlling interest in SH passed to Mr. Behringer's estate and will pass to three family trusts, all of which are controlled exclusively by Janet Behringer. The transfer of voting interests resulting from Mr. Behringer's death resulted in a change in control of SH and, indirectly, a "change in control" of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the "1940 Act").

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the change in control of the Adviser, the Prior Advisory Agreement terminated on April 14, 2019. The 1940 Act requires that advisory agreements, other than certain interim advisory agreements referred to below, be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement.

Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement with an adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while its solicits shareholder approval of a new investment advisory agreement.

At special meeting held on April 25, 2019, the Trustees approved an interim advisory agreement between the Adviser and the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement is identical to the proposed New Advisory Agreement and the Prior Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. The Interim Advisory Agreement will terminate on September 11, 2019, or earlier if the New Advisory Agreement is approved at the Meeting by a majority of the Fund's outstanding

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voting securities, as defined in the 1940 Act. The Adviser believes this change in control did not result in any interruption in, or decrease in the quality of, the services provided by the Adviser, given that no staffing or operational changes resulted from the change in control. Pursuant to the terms of the Interim Advisory Agreement, the Adviser continues to manage the Fund's investments on a day-to-day basis and employs the same investment strategies employed by the Adviser under the Prior Advisory Agreement.

At an in person meeting on May 20, 2019, the Trustees approved the New Advisory Agreement, subject to shareholder approval. Under the New Advisory Agreement, the Adviser will receive an annual fee from the Fund equal to 1.25% of the Fund's average daily net assets. The Adviser also has contractually agreed to reduce its fees and to reimburse expenses (the "New Expense Limitation Agreement") from the date of effectiveness of the New Advisory Agreement as well as for the term of the Interim Advisory Agreement to limit the Fund's ordinary annual operating expenses to 2.25% for at least the first year that the New Advisory Agreement is in place. If the New Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement will become effective with respect to the Fund upon approval by the shareholders of the Fund. The New Advisory Agreement will be similar in all material respects to the Prior Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. The New Advisory Agreement, like the Prior Advisory Agreement, provides that it will continue in-force for an initial period of two years, and from year-to-year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.

The form of New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Adviser and the Fund

The Adviser is a Delaware limited lability company located at 14675 Dallas Parkway, Suite 600, Dallas, Texas 75254. The names, titles, and addresses of the principal executive officers of the Adviser are set forth below. Each principal executive officer's principal occupation is as reflected by his title at Adviser:

Name and Address:*	Title and Principal Occupation	Position with the Fund
Robert J. Chapman	Executive Vice President and Co-Portfolio Manager of the Adviser	Trustee and Chairman of the Board
David F. Aisner	Executive Vice President and Co-Portfolio Manager of the Adviser	None
Michael D. Cohen	Chief Executive Officer Stratera Holdings, LLC	President
Lisa Ross	Chief Financial Officer, Stratera Holdings, LLC	Treasurer
Stanton P. Eigenbrodt	Executive Vice President of the Adviser	Secretary

* The address for each officer is 14675 Dallas Parkway, Suite 600, Dallas, Texas 75254.

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Evaluation by the Board of Trustees

The New Advisory Agreement was approved by a majority of the Board, including the Independent Trustees, at an in person meeting held on May 20, 2019. The Board reviewed the materials provided by the Adviser in advance of the meeting. The Trustees were assisted by independent legal counsel throughout the New Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees discussed the Adviser's history and portfolio management experience. They noted that the Adviser and its affiliates served a variety of clients, and managed approximately $479 million in assets. The Trustees reviewed the background and experience of the Adviser's investment team, noting that key personnel responsible for managing the portfolio remained unchanged from the previous approval. The Trustees further noted the Adviser had provided a high level of expertise and diligence in performing investment advisory services for the Fund and appreciated the Adviser's long-term view in managing the Fund. They acknowledged the Adviser's careful stewardship of the portfolio and careful, ongoing attention to assistance with portfolio valuation as well as increased resources devoted to compliance. After further discussion, the Trustees concluded that they are satisfied with the Adviser's service. They also observed that the Adviser's financial condition is satisfactory based on a representation form the Adviser that it has access to additional capital. They noted the Adviser's representation that the day-to-day management of the Adviser is not changing and believed the Adviser would continue to provide quality advisory services to the Fund.

Performance. The Trustees reviewed the performance of the Fund compared to its benchmark indices for the one-year and three-year periods, which correspond to the majority of the period the Adviser has been advising the Fund. Next, the Adviser noted that interval fund comparisons are useful from a management fee and expense ratio, but they are not entirely useful from a performance standpoint because of the Fund's novel strategy. The Fund's strategy is novel when compared to other interval funds because the Fund's portfolio is composed solely of individual mortgage notes. While some other interval funds may include real estate related securities in their portfolios, none follow a strategy as focused as the Fund's. The Adviser focuses on two applicable indices: the Bloomberg Barclays Capital MBS Index and the Bloomberg Barclays US Aggregate Bond Index. The Trustees noted that the Fund outperformed the indices over one, three, five and since inception periods ended April 30, 2019. They further considered that the assets acquired by the Fund since the appointment of the Adviser have also outperformed the assets that were in the Fund's portfolio when the Adviser took over in 2015. The Trustees agreed that the Adviser continues to deliver positive, acceptable returns consistent with the Fund's objective.

Fees and Expenses. The Trustees noted that the Adviser charges an advisory fee of 1.25% and that the Fund had a net expense ratio of 2.50% as of the February 2019 prospectus and a more recent estimated net expense ratio of 2.57%, based on the ~~draft~~ March 31, 2019, semi-annual report. The Trustees reviewed average fees for two peer groups: (i) closed-end exchange traded real estate and mortgage related funds, and (ii) closed-end interval funds. The Trustees acknowledged that neither peer group was precisely comparable to the Fund due to

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various factors including the significantly larger size of some peer funds, and differing strategies and objectives, but agreed the information was relevant. They noted that the Fund's advisory fee was lower than the interval fund peer group average. They also noted that, while above the exchange traded fund peer group average of 1.21%, the Fund's advisory fee was significantly below the 1.76% upper end of the range of advisory fees of the exchange traded peer group. The Trustees also observed that Fund's net expense ratio was above the 1.99% average of the interval fund peer group and above the 2.32% average of the exchange traded fund peer group. They further observed that while Fund expenses were above average, they were below the 2.82% upper end of the interval fund peer group and below the 3.41% upper end of the exchange traded fund peer group. The Trustees concluded that the advisory fee and Fund expenses were not unreasonable. The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, whereby the Adviser would waive its fees and pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, extraordinary expenses and acquired und fees and expenses) to the extent that they exceed 2.25%.

Profitability. The Trustees reviewed a profitability analysis provided by the Adviser, and discussed the Adviser's estimated lack of profitability in connection with its projected relationship with the Fund. The Trustees considered that the Adviser did not earn a profit through its relationship with the Fund and as such, excessive profit was not an issue at this time.

Economies of Scale. The Trustees considered whether the Fund had yet reached a size where material economies of scale had been achieved. The Adviser had explained to the Trustees that economies of scale were difficult to achieve given the labor intensive mortgage note selection process. The Trustees agreed and further noted that discontinued interval status may provide some management efficiencies in the future because the Adviser no longer has to manage the portfolio to provide quarterly liquidity to facilitate share repurchase offers. The Trustees and the Adviser agreed to reevaluate the issue at the next renewal.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement with the Adviser, and as assisted by the advice of legal counsel, the Trustees concluded that the fee structure was reasonable and that approval of the Advisory Agreement with the Adviser was in the best interests of the shareholders of the Fund.

PROPOSAL 2: To re-elect Robert Boulware as A Trustee of the Fund

Background

In this proposal, shareholders of the Fund are being asked to re-elect Robert Boulware as Trustee of the Fund. Mr. Boulware and the other Trustees were each elected by shareholders, and agreed to serve for an indefinite term. The Fund has converted from a closed-end interval fund to a closed-end exchange traded fund. The Fund shares are listed on the NYSE and its Trustees are divided into three classifications for the purposes of Trustee elections. Shareholders will be asked to elect a Trustee or Trustees on an annual basis, at the Fund's annual meeting of shareholders.

Information about Robert Boulware

Below is information about Mr. Boulware and the attributes that qualify him to serve as Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve

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intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.

Mr. Boulware is qualified to serve as Trustee to the Fund because of his extensive business experience in the financial services industry. He has over twenty years of experience including positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation. He has served the Fund as a Trustee since 2011, and currently serves as the Lead Independent Trustee.

Mr. Boulware received his Bachelor of Science degree in Business Administration from Northern Arizona University and serves as a member of three other investment company boards.

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Boulware 63	Trustee since August 2011, Class I Board member until 2019 annual shareholder meeting	Managing Director, Pilgrim Funds, LLC (private equity fund), Sept. 2006 to present.	1	Trustee, Brighthouse Funds Trust I (45 portfolios), March 2008 to present; Trustee, Brighthouse Funds Trust II (29 portfolios), April 2012 to present; Director, Gainsco Inc. (auto insurance) May 2005 to present; SharesPost 100 Fund, March 2013 to present.

The Board of Trustees of the Fund, including the Independent Trustees, recommends that shareholders of the Fund vote "FOR" approval of the New Advisory Agreement and the Re-Election of Mr. Boulware.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS

Trustee and Officer Ownership

The following table indicates the dollar range of equity securities that any Trustee or officer beneficially owned in the Fund as of June 20, 2019, based upon net asset value of Fund shares.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert J. Boulware*	Over $100,000	Over $100,000
Mark J. Schlafly	None	None
T. Neil Bathon	None	None
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Robert J. Chapman	None	None
Michael D. Cohen**	$50,001 to $100,000	$50,001 to $100,000
Lisa Ross	None	None
Stanton Eigenbrodt	None	None
Emile Molineaux	None	None

* Based upon voting and investment powers.

** Deemed to be an indirect beneficial owner (voting and investment powers) of Fund shares through his spouse's trust.

Trustee Compensation

Each Trustee who is not affiliated with the Trust or Adviser receives a quarterly retainer fee of $5,000, regular quarterly per-meeting fee of $2,500, and a special meeting fee of $1,000. The Lead Independent Trustee receives an additional yearly fee of $10,000. All Trustees receive reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees earned from the Trust during the fiscal year ended September 30, 2018. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Robert J. Boulware	$41,000	None	None	$41,000
Mark J. Schlafly	$31,000	None	None	$31,000
T. Neil Bathon	$31,000	None	None	$31,000
Robert J. Chapman	None	None	None	None

Board Leadership Structure

The Fund is led by Mr. Chapman as Chairman of the Board. Mr. Chapman is considered an interested person because he is Executive Vice President of the Adviser. The Trustees elected Mr. Chapman Chairman on September 9, 2015. The Board of Trustees is comprised of Mr. Chapman ("Interested Trustee") and three Independent Trustees. The Independent Trustees have selected Robert J. Boulware as the Lead Independent Trustee. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman and President are responsible, generally, for (a) presiding at Board and shareholder meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Fund policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Fund believes it best to have more than a single leader so as to be seen by shareholders, business partners and other stakeholders as providing strong leadership through a depth of leadership. The Fund believes that its Chairman, Lead Independent Trustee, Audit Committee Chair and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund and shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

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Robert J. Boulware has over 20 years of business experience in the financial services industry including executive positions with ING Funds Distributor, LLC, Bank of America and Wesav Financial Corporation. Mr. Boulware also holds a Bachelor of Science degree in Business Administration from Northern Arizona University. Mr. Boulware serves as a member of three other investment company boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to a multiple-fund mutual fund complex as well as through his years of service to the Fund.

T. Neil Bathon has over 20 years of business experience in the financial services industry including executive positions with financial; research and consulting firms. Mr. Bathon also holds a Master of Business Administration degree from DePaul University and a Bachelors of Business Administration degree from Marquette University. Mr. Bathon also served as a member of another investment company board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Mark J. Schlafly has over 20 years of business experience in the financial services industry with a focus on brokerage firms including A.G. Edwards, Financial Securities Corporation, and LPL Financial Corporation. Mr. Schlafly also has significant experience in the asset management business through his roles as an executive with registered investment advisers. Mr. Schlafly also holds a Bachelor of Science degree in Finance from Saint Louis University. Mr. Schlafly possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to the Fund.

Mr. Chapman has over 20 years of business experience in the financial services industry including executive positions with financial enterprises including real estate investment trusts (REITs) such as AMLI Residential Properties Trust, a publicly traded multifamily real estate investment trust (NYSE:AML), where he served as chief financial officer from 1997-2007. Mr. Chapman served as a Founding Board Member of the National Association of Real Estate Companies (NAREC). He is, or has been, a member of the Association of Foreign Investors in Real Estate, the Mortgage Bankers Association, the National Association of Real Estate Investment Trusts, the National Multi Housing Council, Pension Real Estate Association, the Real Estate Investment Advisory Council, the Urban Land Institute, and the International Council of Shopping Centers. Additionally, Mr. Chapman holds a Bachelor of Business Administration degree in accounting and an Master of Business Administration degree in finance from the University of Cincinnati. He is also a certified public accountant (CPA) and has been, a member of the American Institute of Certified Public Accountants, and the Illinois CPA Society. Mr. Chapman is well-versed in the nature of regulatory frameworks under which companies must operate based on his years of service to various companies subject to multiple levels of regulation. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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Other Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Mark J. Schlafly 58	Trustee since August 2011, Class II Board member until 2020 annual shareholder meeting	Adjunct Professor/Career Advisor, Olin School of Business, Washington University, August 2011 to present; Executive Vice President , Waddell & Reed, Inc. (financial services firm), June 2016 to Aug 2017; Managing Director, Russell Investments, June 2013 to Dec. 2014.	1	None
T. Neil Bathon 58	Trustee since August 2011, Class III Board member until 2021 annual shareholder meeting	Managing Partner, FUSE Research Network, LLC, Aug. 2008 to present; Managing Director, PMR Associates LLC, July 2006 to Present	1	BNY Mellon Charitable Gift Fund, June 2013 to present.

Interested Trustees, Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Robert J. Chapman *** 71	Trustee, since August 2015, Class III Board member until 2021 annual shareholder meeting	Executive Vice President, Oakline Advisors, LLC (investment adviser), a position held since July 2015. Executive Vice President, Stratera Holdings, LLC (financial services holding company) a position held since 2007.	1	None
Michael D. Cohen 45	President, since July 2015	Chief Executive Officer Stratera Holdings, LLC, (financial services holding company), a position held since Oct. 2016; President of Stratera Holdings, LLC, a position held since April 2015; Executive Vice President, Stratera Holdings, LLC, Jan. 2013 to Apr. 2015. Chief Executive Officer Stratera Services, LLC, a position held since Oct. 2016; President of Stratera Services, LLC, Apr. 2015 to present; Executive Vice President, of Stratera Services, LLC Jan. 2011 to Apr. 2015. Executive Vice President of Pathway	n/a	n/a
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Capital Opportunity Fund Management, LLC, Aug. 2014 to present. Executive Vice President, Pathway Capital Opportunity Fund, Inc., Feb. 2013 to Feb. 2019. Director, Behringer Harvard Opportunity REIT I, Inc., July 2014 to Aug. 2018. Director, Behringer Harvard Opportunity REIT II, Inc., Feb. 2013 to Sept. 2017. Member of Board of Managers, Priority Senior Secured Income Management, LLC, Oct. 2012 to present. Executive Vice President of Priority Income Fund, Inc., July 2012 to present.
Lisa Ross 56	Treasurer since August 2018	Chief Financial Officer, Stratera Holdings, LLC (financial services holding company), May 2017 to present; Senior Vice President Accounting, Stratera Holdings, LLC, October 2013 to May 2017; Chief Financial Officer, Behringer Harvard Opportunity REIT I, Inc.(a public real estate investment trust), October 2014 to June 2017; Chief Accounting Officer, Behringer Harvard Opportunity REIT I, Inc., January 2012 to October 2014.	n/a	n/a
Stanton P. Eigenbrodt 53	Treasurer since August 2018	Executive Vice President of Oakline Advisors, a position held since July 2015. Chief Legal Officer of Stratera Holdings, LLC (financial services holding company) a position held since Sept. 2015; Executive Vice President and General Counsel (2011-2015); Senior Vice President and General Counsel (2006-2011). Similar positions held at subsidiaries of Stratera Holdings, LLC.	n/a	n/a
Emile R. Molineaux 57	Chief Compliance Officer and Anti-Money Laundering Officer since August 2011	Northern Lights Compliance Services, LLC (Secretary since 2003 and Senior Compliance Officer since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC (2003-2011).	n/a	n/a

*Officers are reappointed annually.

** The term "Fund Complex" refers to the Vertical Capital Income Fund.

*** Mr. Chapman is an interested Trustee because he is also an officer of the Fund's investment adviser.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Chapman, an Interested Trustee and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Audit Committee is composed of only Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk

10

management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. During the fiscal year ended September 30, 2018, the Board met four times.

Board Committees

The Board has an Audit Committee that consists of all the Independent Trustees, each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended September 30, 2018, the Audit Committee held two meetings. A copy of the Audit Committee Charter is available on the Fund's website at www.vertical-incomefund.com.

OPERATION OF THE FUND

The Fund is a closed-end fund organized as a Delaware statutory trust on April 8, 2011. The Fund's principal executive office is located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, and its telephone number is 1-866-277-8243. The Board supervises the business activities of the Fund. Like other funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Oakline Advisors, LLC, located at 14675 Dallas Parkway, Suite 600, Dallas, TX 75254, as the Fund's investment adviser under an Interim Advisory Agreement. Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 provides the Fund with transfer agent, accounting, and administrative services.

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THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted "for" the Proposal, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 10,380,002.924 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on any Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters' rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. All shares of the Fund will vote without distinction as to class. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposal 1, the presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

Approval of Proposal 2 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. For Proposal 2, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or "broker non-vote" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Proposal. In addition, under the rules of the New York Stock Exchange, if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges (otherwise known as a "non-routine matter"), the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposal 1 to be a non-

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routine matter that substantially affects a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). Treating broker non-votes as votes against Proposal 1 may result in Proposal 1 not being approved, even though the votes cast in favor would have been sufficient to approve Proposal 1 if some or all of the broker non-votes had been withheld. The NYSE considers Proposal 2 to be a routine matter, and therefore a broker may use its discretionary power to vote on Proposal 2.

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal and against such adjournment. The persons named as proxies will not vote for or against the proposal that such persons are required to vote as ABSTAIN, but will vote in favor of such an adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting. The Fund encourages, but does not require, Trustees to attend the annual Meeting.

Security Ownership of Management AND Certain Beneficial Owners

There were no Trustees or officers of the Fund who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date, nor is the Fund aware of any shareholder that was the beneficial owner of more than 5% of the outstanding shares of the Fund on the Record Date. As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of the Record Date. Shareholders owning more than 25% of the shares of the Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS AND COMMUNICATION WITH THE BOARD

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Any shareholder proposal should be sent to Stanton P. Eigenbrodt, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Fund.

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Shareholders of the Fund who wish to communicate with "Trustees" (or to the Trustees who are not interested persons of the Fund, as a group) should send communications to the attention of Stanton P. Eigenbrodt, Secretary, Vertical Capital Income Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. All communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

The NYSE rules require that the Fund hold annual meetings of shareholders to elect Trustees. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing in a reasonable amount of time before the Fund solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting in a manner consistent with the rules adopted under the Securities Exchange Act of 1934. Any proposals of shareholders intended to be presented at the Fund's Annual Meeting of Shareholders must be received at the Fund's principal executive office no later than February 28, 2020 for inclusion in the Fund's proxy statement and proxy card relating to the 2020 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the Exchange Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund's proxy statement and proxy card relating to the 2020 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements by a reasonable time, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Fund has engaged Broadridge Financial Services, Inc. ("Broadridge"), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to Broadridge for solicitation services are expect to be approximately $70,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, the Fund will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and the Fund will reimburse them for their expenses. Certain officers, employees and agents of the Fund and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund's Board and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund's outstanding interests (collectively, the "Section 16 reporting persons"), file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Fund with the SEC and NYSE. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

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Based solely on a review of copies of such reports of ownership, as of the date of this Proxy Statement, the Fund is aware that a Form 5 and a Form 4 for the Adviser was filed late. However, as of the date of this Proxy Statement, the Adviser has made all of the required filings. Additionally, the Fund is aware that Mr. Michael D. Cohen, President of the Trust, was delinquent in the filing of a Form 4 as of July 25, 2017, he resolved this issue by filing a Form 5 on October 18, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The Board selected Grant Thornton LLP ("Grant Thornton"), located at 171 N. Clark Street, Chicago, Illinois 60601, to serve as the Fund's independent registered public accounting firm for the fiscal year ending September 30, 2019. Grant Thornton provides audit services and review of certain documents to be filed with the SEC. Representatives of Grant Thornton are not expected to attend the Meeting and therefore will be unavailable to answer questions. However, the representatives have been afforded an opportunity to attend and speak if they desired to do so.

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2017	$150,250	$0	$0	$0	$0
2018	$159,000	$0	$0	$0	$0

On July 18, 2017, the Fund's former independent public accountant, KPMG LLP ("KPMG") resigned at the request of the Fund's audit committee. KPMG audited the Fund's financial statements for the fiscal years ended September 30, 2015, and September 30, 2016. KPMG's report on the Fund's financial statements for the 2015 and 2016 fiscal years did not contain an adverse opinion or a disclaimer of opinion nor were qualified of modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years, there were no disagreements with Grant Thornton or KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or reportable events, except that KPMG advised the Fund of a material weakness in connection with the audit of the financial statements for the year ended September 30, 2016. KPMG identified a material weakness in internal controls that resulted in a material misstatement with respect to the draft financial statements for the fiscal year ended September 30, 2016. KPMG asserted that management did not have a sufficient understanding of the third-party valuation model to ensure that all significant inputs and assumptions were incorporated into the fair value estimate. The error was corrected prior to issuance of the financial statements.

In summary, the Fund began using an independent third-party valuation service on October 13, 2015, which, in general, priced all of the Fund's mortgage notes on a daily basis. However, there were two general exceptions. One related to loans having a portion of their unpaid principle balance deferred to maturity ("deferred balance"), and the other related to loans that had provisions for contractual increases in future interest rates ("step rates"). Both of these situations typically resulted from prior loan modifications. In the case of loans with deferred balance features, the Fund used several procedures during the year. For the period October 1,

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2015, through October 12, 2015, the Fund employed the prior advisor's proprietary model in a manner consistent with historical practice. For the period October 13, 2015, (when the Fund's current valuation service's model was first deployed) through September 23, 2016, the Fund applied certain pricing information obtained from the Fund's valuation service to the amount of deferred balances that it maintained on the Fund's books. During the course of working with the valuation service to include the pricing of the deferred balances in their model, the Fund determined that some information relating to step rate loans was not being considered in determining the fair value of the mortgage notes. When discovered, management sought to have such information additionally included in the valuation servicer's model. This occurred simultaneously on September 26, 2016, with the inclusion of the deferred balance information, after such step rate loan information was also validated. As a result of the change in the valuation process, the Fund reported a decrease in its NAV of $0.31 per share on September 26, 2016. Since the change was viewed as material, the Board determined that the Fund should revalue its mortgage notes for the period of October 13, 2015, through September 23, 2016, using revised pricing obtained from the Fund's valuation service. After repricing, it was determined that the Fund's daily NAV (and NAV per share) were overstated during this period.

As a result, the Fund reprocessed certain shareholder transactions that occurred during this period and calculated the amounts, if any, due to, or from, the Fund or such shareholders as of September 30, 2016, which caused a delay in the filing of the Fund's Annual Report for the year ended September 30, 2016.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-866-277-8243, or write the Fund at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 30, 2019

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

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Stanton P. Eigenbrodt, Secretary

Dated: June 27, 2019

If you have any questions before you vote, please call our proxy information line toll free at 1-833-782-7194. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, OR VOTE YOUR SHARES ONLINE AT THE WEBSITE LISTED.

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Appendix A

INVESTMENT ADVISORY AGREEMENT

between

VERTICAL CAPITAL INCOME FUND

and

OAKLINE ADVISORS, LLC

AGREEMENT, made with effect as of [_____ _], 2019, between VERTICAL CAPITAL INCOME FUND, a Delaware statutory trust (the "Trust"), and OAKLINE ADVISORS, LLC (the "Adviser") located at 14675 Dallas Parkway, Suite 600, Dallas, TX 75254.

RECITALS:

WHEREAS, the Trust is a closed-end management investment company operating as an interval fund and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto and made subject to this Agreement in accordance with Section 1.3, (being herein referred to as the "Fund");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-

A-1

current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operations, except those specifically allocated to the Adviser under this Agreement or under any separate agreement

A-2

between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund 's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such

A-3

bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and

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other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

The Trust shall indemnify the Adviser, any director, manager, officer or employee of the Adviser, and their respective affiliates and controlling persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which they sustain as a result of responding to regulatory

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inquiries, actions, suits, private suits and related court-authorized actions for all Fund-related activity that commenced prior to, or is related to actions prior to, the effective date of any Interim Investment Advisory Agreement between the Trust and the Adviser.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which shareholders representing a majority of the Fund's outstanding voting securities (as that term is defined under the Act) approves this Agreement, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing and signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Vertical Capital Income Fund and the Fund may be identified, in part, by the name "Vertical."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any

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such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Choice of Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

-----Signature Page Follows-----

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized with effect as of the date and year first above written.

VERTICAL CAPITAL INCOME FUND

By: ____________________

Name: Stanton P. Eigenbrodt

Title: Secretary

OAKLINE ADVISORS, LLC

By: ____________________

Name: Stanton P. Eigenbrodt

Title: Executive Vice President

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VERTICAL CAPITAL INCOME FUND

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Vertical Capital Income Fund	1.25%

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YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

A copy of the Proxy Statement is available at: www.proxyvote.com

E81911-P27303

VERTICAL CAPITAL INCOME FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 30, 2019

The undersigned, revoking previous proxies, if any, hereby appoints Stanton P. Eigenbrodt, Daniel Schriever, and Jennifer Farrell each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Vertical Capital Income Fund (the "Fund") to be held at the offices of the Fund's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on August 30, 2019 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To Vote, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E81910-P27303	Keep this portion for your records

DETACH and return this portion only

VERTICAL CAPITAL INCOME FUND

The Board of Trustees recommends you vote FOR the following proposal:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between Oakline Advisors, LLC and Vertical Capital Income Fund.	□	□	□

	FOR	WITHHOLD
2. To re-elect Robert Boulware as a Trustee of the Fund.	□	□